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EXHIBIT 23.1.8

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 1, 1998 with respect to the financial statements of Sibson Canada, Inc., included in the Pre-effective Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of shares of its Class A common stock.




                                                       /s/ GRANT THORNTON

                                                       Chartered Accountants


Toronto, Ontario
December 3, 1998